                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities


                                  $199,009,100
                              (Approximate offered)
                                 SASCO 2004-18H
                      Aurora Loan Services, Master Servicer
                             Citibank, N.A, Trustee

----------------------------------------------------------------------------------------------------------------------------
                                                                                               Expected
                                                                 WAL at           Payment       Initial          Ratings:
                    Approx.                    Security       Pricing(2)         Window(2)        Loss          (S&P/Fitch/
 Class(1)            Size($)    Coupon        Description    (To Maturity)    (To Maturity)     Coverage          Moody's)
----------------------------------------------------------------------------------------------------------------------------
    A1            28,267,000     3.22%        Senior SEQ          1.00         10/04 - 11/06      4.15%         AAA/AAA/Aaa
    A2            50,000,000     4.18%        Senior SEQ          1.00         10/04 - 11/06      4.15%         AAA/AAA/Aaa
    A3            42,319,000     4.75%        Senior SEQ          3.00         11/06 - 10/08      4.15%         AAA/AAA/Aaa
    A4            28,192,000     4.62%        Senior SEQ          5.00         10/08 - 11/10      4.15%         AAA/AAA/Aaa
    A5            42,835,000     4.75%        Senior SEQ         10.12         11/10 - 05/34      4.15%         AAA/AAA/Aaa
   A-IO1            Notional     1.00%          WAC IO            4.20         10/04 - 05/34      4.15%         AAA/AAA/Aaa
   A-IO2            Notional     1.00%        Levered IO          1.33         10/04 - 05/34      4.15%         AAA/AAA/Aaa
    B1             4,798,000     4.77%       Subordinate          7.05         10/04 - 05/34      1.75%          AA/NR/NR
    B2             1,799,000     4.77%       Subordinate          7.05         10/04 - 05/34      0.85%           A/NR/NR
    B3               799,000     4.77%       Subordinate          7.05         10/04 - 05/34      0.45%          BBB/NR/NR
----------------------------------------------------------------------------------------------------------------------------
    B4               500,000     4.77%       Subordinate          7.05         10/04 - 05/34      0.20%          BB/NR/NR
    B5               200,000     4.77%       Subordinate          7.05         10/04 - 04/34      0.10%           B/NR/NR
    B6               200,513     4.77%       Subordinate          7.05         10/04 - 04/34      0.00%          NR/NR/NR
----------------------------------------------------------------------------------------------------------------------------
     R                   100     4.77%         Residual           0.07         10/04 - 10/04      4.15%         AAA/AAA/Aaa
----------------------------------------------------------------------------------------------------------------------------

(1) Classes B4, B5, and B6 (shaded in gray) will be privately offered.
(2) Pricing speed is 20% CPR.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities


Deal Overview:
--------------

o The collateral is comprised of one pool of first lien, fully amortizing, fixed-rate mortgage loans:

o The trust will issue 14 classes of Certificates: 11 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Class A1, Class A2, Class A3, Class A4, Class A5, and Class R are each Senior Certificates.

o Class A-IO1 and Class A-IO2 are Senior Interest-Only Certificates and will receive no payments of principal.

o  The trust will issue 6 classes of subordinate certificates:

   >> Class B1, Class B2, Class B3, Class B4, Class B5, and Class B6.

o Realized Losses will be applied to Class B6, Class B5, Class B4, Class B3, Class B2 and Class B1, in that order, until their principal balances are reduced to zero.

o  ALS maintains a 5% Clean up Call on the collateral on an aggregate basis.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities


Specific Terms of the Offering:
-------------------------------

Cut-Off Date:                      September 1, 2004

Settlement Date:                   September 30, 2004

Distribution Dates:                25th of each month, or the next business day
                                   after the 25th day of the month if the 25th is not a business day, beginning on October
                                   25, 2004.

Issuer:                            Structured Asset Securities Corp. ("SASCO")

Master Servicer:                   Aurora Loan Services ("ALS")

Servicers:                         ALS, Bank of America, Colonial Savings,
                                   Cendant, Commercial Federal, Countrywide,
                                   GMAC, SunTrust, and Wells Fargo.

Trustee:                           Citibank, N.A

Rating Agencies:                   S&P: All certificates except Class B6
                                   Moody's and Fitch: Senior Certificates

Day Count:                         30/360: All Classes

Delay Days:                        24 Day Delay:    All Classes

Registration:                      Book-entry form through DTC

SMMEA Eligibility:                 The Senior Certificates and the Class B1
                                   Certificates will be SMMEA eligible.

ERISA Eligibility:                 The Senior Certificates (with the exception
                                   of the Class R Certificate) will be ERISA eligible.

Tax Status:                        REMIC for Federal income tax purposes.

5% Optional Termination:           The transaction may be called by ALS as
                                   Master Servicer when the aggregate
                                   outstanding mortgage balance is less than 5% of the Cut-Off Date aggregate collateral loan balance.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities



Terms of the Offering -Interest Rates:
--------------------------------------

Interest Rates:               Class A1 is a senior certificate and will accrue
                              interest a rate of 3.22%

                              Class A2 is a senior certificate and will accrue interest a rate of 4.18%

                              Class A3 is a senior certificate and will accrue interest a rate of 4.75%

                              Class A4 is a senior certificate and will accrue interest a rate of 4.62%.

                              Class A5 is a senior certificate and will accrue interest a rate of 4.75%.

                              Class A-IO1 is a senior interest only certificate and will accrue interest at a fixed rate of 1.00%. The notional balance of Class A-IO1 for any payment period equals 1) the difference between the Net WAC of the Mortgage Loans for that period and 4.77%, multiplied by 2) the outstanding principal balance of the Mortgage Loans, divided by 3) 1.00%.

                              Class A-IO2 is a senior interest only certificate and will accrue interest at a fixed rate of 1.00%. The notional balance of Class A-IO2 for any payment period equals 1) 4.77% minus the weighted average interest rate of the Class A1, Class A2, Class A3, Class A4, and Class A5 Certificates (weighted on the basis of the certificate principal balances of such certificates) multiplied by 2) the aggregate certificate principal balance of the Class A1, Class A2, Class A3, Class A4, and Class A5 Certificates, divided by 3) 1.00%.

                              Class R is a senior certificate and will accrue interest at a rate of 4.77%.

                              Classes B1, B2, B3, B4, B5, and B6 will bear interest at a rate of 4.77%.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities


Terms of the Offering -Credit Enhancement:
------------------------------------------

Subordinate Amount:           The Subordinate Amount is equal to the pool
                              balance less the current principal balance of the Class A1, Class A2, Class A3, Class A4, Class
                              A5, and Class R Certificates.

Credit Enhancement:           Subordination of the lower rated classes.

Subordinate Certificates      On any distribution date for which the Credit
Lockout of Prepayments        Support Percentage of the B1 is less than its
and Recoveries                original Credit Support Percentage, no
                              distributions of prepayments or recoveries allocable to principal will be made to the Class
                              B2, B3, B4, B5, or B6 Certificates. Likewise, among the Class B2, B3, B4, B5, and B6
                              Certificates, on any distribution date for which the Credit Support Percentage for any such Class is less than its original Credit Support
                              Percentage, no distributions of prepayments or recoveries allocable to principal will be made to any Class of lower priority than it.

Credit Support Percentage:    The Credit Support Percentage for a Class of
                              Subordinate Certificates (other than the Class B6
                              Certificates) for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
                              Principal Amount of any Class or Classes of Subordinate Certificates having a higher numerical class designation than such Class and the denominator of which is the sum of the total collateral balance.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities


               Terms of the Offering - Distribution of Principal:
               --------------------------------------------------

Shifting Interest Structure with 5 year lockout*

Subordinate Test % = Subordinate Amount / pool balance.


o If the Subordinate Test % is less than 2 times the original Subordinate
  Test %:

------------------------------------------------------------------
      Distribution Dates (months)         Shift Percentage
------------------------------------------------------------------
                1 - 60                          100%
------------------------------------------------------------------
                61 - 72                         70%
------------------------------------------------------------------
                73 - 84                         60%
------------------------------------------------------------------
                85 - 96                         40%
------------------------------------------------------------------
               97 - 108                         20%
------------------------------------------------------------------
                 109+                            0%
------------------------------------------------------------------

o *If the Subordinate Test % is greater than or equal to 2 times the original Subordinate Test %:

------------------------------------------------------------------
      Distribution Dates (months)         Shift Percentage
------------------------------------------------------------------
                1 - 36                          50%
------------------------------------------------------------------
                  37+                            0%
------------------------------------------------------------------

(*If the senior enhancement percentage doubles based on the initial cut-off date senior enhancement during the first 36 months of the transaction, the respective Senior certificates will be entitled to 50% of the Subordinate certificates' percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the AAA loss coverage doubles based on the initial loss coverage as of the cut-off date, the respective Senior certificates will be entitled to pre-payments based on the respective Senior certificate percentage only, subject to cumulative loss and delinquency tests).

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities



Terms of the Offering - Distribution of Principal (cont.):
----------------------------------------------------------

Senior Percentage:            On any distribution date, the percentage
                              equivalent of a fraction, the numerator
                              of which is the sum of the Class A1, Class A2, Class A3, Class A4, Class A5, and Class R principal balances and the denominator of which is the pool balance for the immediately preceding distribution date.

Subordinate Percentage:       One minus the Senior Percentage.

Senior Prepayment             On any distribution date, the sum of (1) the
Percentage:                   Senior Percentage and (2) the product of (a) the
                              Senior Principal Prepayment Shift Percentage for that distribution date multiplied by (b) the Subordinate Percentage for that distribution date.

Subordinate                   On any distribution date, one minus the Senior
Prepayment Percentage:        Prepayment Percentage

Senior Principal              On any distribution date, the sum of (1) the
Distribution Amount:          product of (a) the Senior Percentage and (b)
                              scheduled principal collections and (2) the product of (a) the Senior Prepayment Percentage and (b) unscheduled principal collections.

Subordinate Principal         On any distribution date, the sum of (1) the
Distribution Amount:          product of (a) the Subordinate Percentage and (b)
                              scheduled principal collections; and (2) the product of (a) the Subordinate Prepayment
                              Percentage and (b) unscheduled principal collections.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities



Principal Paydown Rules:
------------------------

I. Pay Senior PDA concurrently as follows:
------------------------------------------

Senior PDA (Sequentially):

1) Pay Class R until reduced to zero.
2) Pay Class A1 and A2, on a pro-rata basis, until reduced to zero.
3) Pay Class A3 until reduced to zero.
4) Pay Class A4 until reduced to zero.
5) Pay Class A5 until reduced to zero.


II. Pay Subordinate PDA as follows*:
-------------------------------------
*Subject to credit support tests

Subordinate PDA:
1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities



Prepayment Sensitivity:

-----------------------------------------------------------------------------------------------------------------------------
                0% CPR                10% CPR                20% CPR                  30% CPR                40% CPR
-----------------------------------------------------------------------------------------------------------------------------
Class      WAL        Window      WAL       Window       WAL        Window        WAL        Window      WAL       Window
-----------------------------------------------------------------------------------------------------------------------------
 A1       11.15      1 - 223      1.97      1 - 51       1.00       1 - 26       0.65        1 - 17     0.47       1 - 12
 A2       11.15      1 - 223      1.97      1 - 51       1.00       1 - 26       0.65        1 - 17     0.47       1 - 12
 A3       21.24     223 - 283     5.91     51 - 95       3.00      26 - 49      1.92       17 - 31     1.36       12 - 22
 A4       24.95     283 - 315     9.66     95 - 141      5.00      49 - 74      3.17       31 - 47     2.24       22 - 33
 A5       27.96     315 - 356    17.61    141 - 356     10.12      74 - 356      6.56       47 - 356    4.61      33 - 352
A-IO1     19.24      1 - 356      7.69      1 - 356      4.20       1 - 356      2.73       1 - 356     1.94       1 - 352
A-IO2     12.18      1 - 356      2.59      1 - 356      1.33       1 - 356      0.86       1 - 354     0.61       1 - 279
 B1       19.17      1 - 356     12.44      1 - 356      7.05       1 - 356      5.04       1 - 354     3.93       1 - 322
 B2       19.17      1 - 356     12.44      1 - 356      7.05       1 - 356      5.04       1 - 353     3.93       1 - 318
 B3       19.17      1 - 356     12.44      1 - 356      7.05       1 - 356      5.04       1 - 352     3.93       1 - 310
 B4       19.17      1 - 356     12.44      1 - 356      7.05       1 - 356      5.04       1 - 350     3.93       1 - 303
 B5       19.17      1 - 356     12.44      1 - 356      7.05       1 - 355      5.04       1 - 345     3.93       1 - 289
 B6       19.17      1 - 356     12.44      1 - 356      7.05       1 - 355      5.04       1 - 345     3.93       1 - 289
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                  Contacts
-------------------------------------------------------------------------------
      MBS Trading        Christian Lawless                  (212) 526-8315

      MBS Finance        Matt Lewis                         (212) 526-7447
                         Andor Meszaros                     (212) 526-5150

      MBS Structuring    Sei-Hyong Park                     (212) 526-0203

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                For External Use

LEHMAN BROTHERS                                      Mortgage Backed Securities



Collateral Summary:
-------------------

----------------------------------------------------------------------------

Total Number of Loans                                                 1,597
Total Outstanding Loan Balance                                 $199,909,613
Average Loan Principal Balance                                     $125,178
Range of Loan Principal Balance                         $17,969 to $482,911
Weighted Average Coupon                                              6.299%
Range of Coupons                                          5.125% to 10.375%
Weighted Average Original Term (mo.)                                    360
Range of Original Term (mo.)                                     180 to 360
Weighted Average Remaining Term (mo.)                                   354
Range of Remaining Term (mo.)                                    174 to 360
Weighted Average Original LTV                                       101.40%
Range of Original LTV                                     90.00% to 103.00%
Weighted Average FICO                                                   722
Range of FICO                                                    482 to 825
Loans with Interest-Only Period                                       2.77%

Lien Position
First                                                               100.00%
Second                                                                0.00%

Geographic Distribution                                          PA - 8.56%
(Other states account individually for less than                TX  - 7.39%
5% of the Cut-off Date principal balance)                        FL - 6.63%
                                                                 MD - 6.14%

Occupancy Status
Primary Home                                                         99.82%
Investment                                                            0.18%

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).




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